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                                EXHIBIT 10.18.1

                              SECOND AMENDMENT TO
                           REAL ESTATE MORTGAGE NOTE

     THIS SECOND AMENDMENT is made as of the 31st day of January, 1997, by and between AUSTINS STEAKS AND SALOON, INC., a Delaware corporation (hereinafter "Maker"), and AMREP SOUTHWEST, INC., a New Mexico corporation (hereinafter "Holder").

     WHEREAS, Maker executed a Real Estate Mortgage Note (hereinafter the "Note") in favor of Maker dated October 30, 1995 in the original principal amount of $400,049.20 which was amended by a First Amendment dated August 27, 1996; and

     WHEREAS, the Note is due and payable in full on January 31, 1997; and

     WHEREAS, Maker desires to extend the term of the Note and Holder is willing to do so.

     NOW, THEREFORE, in consideration of the mutual covenants hereinbelow, Maker and Holder agree and covenant as follows:

     1. The principal balance of the Note currently outstanding is $394,140.80. The Note is current through October 31, 1996.

     2. Holder agrees to extend the Note until October 31, 1997 at which time the remaining principal balance plus any and all accrued interest on the Note shall be due and payable in full.

     3. Maker agrees to make principal payments to Holder in the amount of $100,000.00 each on January 31, 1997, April 30, 1997 and July 31, 1997. In
addition

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to each principal payment, Maker agrees to pay to Holder all accrued interest on the unpaid principal balance on each of the above-referenced dates.

     4. Except as specifically modified herein, the remaining terms and provisions of the Note shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment on the date and year first above written.

                                     AUSTINS STEAKS AND SALOON, INC.

                                     By: /s/ Paul C. Schorr, III
                                        ---------------------------------
                                         Paul C. Schorr, III
                                         Chairman of the Board of Directors

                                     AMREP SOUTHWEST, INC.

                                     By: /s/ W.D. Buchly
                                         ---------------------------------
                                          W.D. Buchly, Senior Vice President

STATE OF NEBRASKA         )
                          )ss.
COUNTY OF LANCASTER       )

     This instrument was acknowledged before me on February 18, 1997 by Paul
C. Schorr, III Chairman of the Board of Directors of AUSTINS STEAKS AND SALOON, a Delaware corporation, on behalf of said corporation.

              [SEAL]                         /s/ Karolynn S. Mizell
                                        ----------------------------------
                                             Notary Public

My Commission Expires:

   7-22-2000
------------------

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STATE OF NEW MEXICO         )
                            )ss.
COUNTY OF SANDOVAL          )

     This instrument was acknowledged before me on April 10, 1997 by W.D. Buchly, Sr. Vice/President of AMREP SOUTHWEST, INC, a New Mexico corporation, on behalf of said corporation.

                                       /s/ Jacqueline L. Myers
                                     -----------------------------------------
                                          Notary Public
My Commission Expires:

[SEAL]

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